Income Taxes - Summary of tax effects of temporary differences that give rise to the deferred tax balances (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Deferred tax assets:
Tax losses carried forward	¥ 21,953	$ 3,007	¥ 27,950
Accrued expense and other current liabilities	5,095	698
Amortization and depreciation difference	4,201	576	3,868
Bad debt provision	2,357	323	1,269
Leasing liability	916	125	1,109
Prepaid rent	31	4	163
Less: valuation allowance	(2,239)	(307)	(14,809)
Total deferred tax assets, net of valuation allowance	32,314	4,426	19,550
Deferred tax liabilities:
Intangible assets	416	57	999
Right-of-use assets	947	130	1,272
Total deferred tax liabilities	¥ 1,363	$ 187	¥ 2,271